AMENDED AND RESTATED BYLAWS
OF
Friendlyway Corporation
a Nevada corporation

ARTICLE I
OFFICES

Section 1.1 Registered Office.

The registered office of Friendlyway (the "Corporation") shall established and maintained at 202 South Minnesota Street, in the City of Carson, in the State of Nevada, and, unless otherwise specified by the Board of Directors of the Corporation (the "Board"), National Corporate Research, Ltd., shall be the resident agent of this Corporation in charge thereof.

Section 1.2 Other Offices.

The Corporation may have other offices, either within or outside of the State of Nevada, at such place or places as the Board or any elected officer of the Corporation may determine or the business of the Corporation may require from time to time.

ARTICLE II
STOCKHOLDERS' MEETINGS

Section 2.1 Place of Meetings.

All meetings of the stockholders shall be held at the Corporation's corporate headquarters, or at any other place, within or without the State of Nevada, or by means of any electronic or other medium of communication, as the Board may designate for that purpose from time to time.

Section 2.2 Annual Meetings.

An annual meeting of the stockholders shall be on the date, and at the time and place set by the Board, at which time the stockholders shall elect, by the greatest number of affirmative votes cast, the directors to be elected at the meeting, consider reports of the affairs of the Corporation and transact such other business as properly may be brought before the meeting.

Section 2.3 Special Meetings.

Special meetings of the stockholders, for any purpose or purposes whatsoever, may be called at any time by the Board.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.

Section 2.4 Notice of Meetings.

2.4.1 Notice of each meeting of stockholders (and any supplement thereto), whether annual or special, shall be given at least 10 and not more than 60 days prior to the date thereof by the President, the Secretary or any Assistant Secretary causing to be delivered to each stockholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting, the purpose or purposes for which the meeting is called, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote. Such notice shall be signed by the President, the Secretary or any Assistant Secretary and shall be (a) mailed postage prepaid to a stockholder at the stockholder's address as it appears upon the records of the Corporation, or (b) delivered to a stockholder by any other method of delivery permitted at such time by the Nevada Revised Statutes.

2.4.2 If a stockholder's meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record as of the new record date.

2.4.3 It shall not be necessary to give notice to any stockholder to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings, shall have been returned undeliverable, or (b) all, and at least two, payments sent by first-class mail of dividends or interest on securities during a 12-month period, shall have been returned undeliverable.

Section 2.5 Written Consent by Stockholders.

An action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of power is required for such an action at a meeting, then that proportion of written consents shall be required.

Section 2.6 Quorum.

2.6.1 A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business.

2.6.2 The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum.